Short-term Loans (Tables)	6 Months Ended
Jun. 30, 2024
Short-term Loans [Abstract]
Schedule of Short-Term Loans	Short-term loans consisted of the following:
	As of June 30, 2024	As of December 31, 2023
	(Unaudited)
Shanxi Hunyuan Rural Commercial Bank Co., Ltd (1)	$5,228,800	$5,352,188
Bank of China (2)	34,328	35,212
Total	$5,263,128	$5,387,400
(1)

 On April 28, 2023, Datong Ruisheng entered into a new bank loan agreement with Shanxi Hunyuan Rural Commercial Bank Co., Ltd to borrow approximately $5.4 million (RMB38 million) as working capital loan from April 28, 2023 to April 13, 2024. The loan bears a fixed interest rate of 6.55% per annum. The loan is guaranteed by Beijing REIT Ecological. Zhongrong Honghe Eco Construction Materials Co., Ltd, a related party, pledged a land use right for the loan. The loans were fully repaid on April 10, 2024.

On April 10, 2024, Datong Ruisheng entered into a new bank loan agreement with Shanxi Hunyuan Rural Commercial Bank Co., Ltd to borrow approximately $5.2 million (RMB38 million) as working capital loan from April 10, 2024 to March 28, 2025. The loan bears a fixed interest rate of 6.55% per annum. The loan is guaranteed by Beijing REIT Ecological. Zhongrong Honghe Eco Construction Materials Co., Ltd, a related party, pledged a land use right for the loan.

(2)	On March 3, 2023, IoV Technology Research entered into a line of credit agreement with Bank of China. The agreement allows IoV Technology Research to obtain loans up to approximately $35,212 (RMB250,000) for use as working capital between March 3, 2023 and March 2, 2024 for a term of one year. The loan bears a fixed interest rate of 4.35% per annum. Subsequently, the loan was extended to December 2, 2024.